SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                             November 14, 1997
                     (Date of earliest event reported)

                    MERIDIAN POINT REALTY TRUST VIII CO.

           (Exact name of registrant as specified in its charter)


Missouri                       001-10547                        94-3058019

(State or other               (Commission File            (I.R.S. Employer
jurisdiction of               Number)                       Identification
incorporation)                                                     Number)


655 Montgomery Street, Suite 800, San Francisco, California   94111
(Address of principal executive offices)                    (Zip Code)


                              (415) 274-1808

(Registrant's telephone number, including area code)


                                    N/A

       (Former name or former address, if changed since last report)


            Item 7 of the Form 8-K filed by Meridian Point Realty Trust VIII Co. on November 24, 1997 is hereby amended and restated in its entirety as follows:

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.       Description

     4.1 Amended and Restated Rights Agreement, dated as of December 15, 1997, between Meridian Point Realty Trust VIII Co. and First Chicago Trust Company of New York, which includes as Exhibit A thereto the Form of Purchase Rights Certificate and as Exhibit B thereto the Form of Exchange Rights Certificate.1

    99.1    Press Release of the Company, dated November 14, 1997.


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  1     Incorporated herein by reference to Exhibit 1 to the
        Company's Registration Statement on Form 8-A/A, dated
        December 15, 1997.


                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              MERIDIAN POINT REALTY TRUST VIII CO.


                              By:   /s/ Robert H. Gidel
                              Name:  Robert H. Gidel
                              Title: Chief Executive Officer

Dated:  December 15, 1997



                             INDEX TO EXHIBITS


    Exhibit No.                            Description

         4.1 Amended and Restated Rights Agreement, dated as of December 15, 1997, between Meridian Point Realty Trust VIII Co. and First Chicago Trust Company of
                      New York, which includes as Exhibit A thereto the Form of Purchase Rights Certificate and as Exhibit
                      B thereto the Form of Exchange Rights Certificate.(1)

        99.1          Press Release of the Company, dated November 14,1997.


-------------
    1 Incorporated herein by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A/A, dated December 15, 1997.